UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Twilio Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14A-6(i)(1) and 0-11

Your Vote Counts!
TWILIO INC.
2022 Annual Meeting
Vote by June 21, 2022 8:59 PM PT
TWILIO INC.
101 SPEAR STREET, FIRST FLOOR SAN FRANCISCO, CALIFORNIA 94105
D70125-P67937
You invested in TWILIO INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 22, 2022.
Get informed before you vote
View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 8, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call toll-free 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users Vote Virtually at the Meeting*
Point your camera here and June 22, 2022
9:00 AM Pacific Time vote without entering a For holders as of April 25, 2022 control number
Virtually at: www.virtualshareholdermeeting.com/TWLO2022
*The company will be hosting the meeting live via the Internet this year at the website address listed above. Please check the proxy materials for instructions on how to    access and vote before or at the meeting. V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting, as described in the more complete proxy materials available to you on the Internet. You may view the proxy materials online at www.ProxyVote.com or easily request a paper or email copy (see reverse side). Please follow the instructions on the reverse side to vote on these important matters.
We encourage you to access and review all of the important information contained in the proxy materials before voting.
Voting Items Board Recommends
1. Election of Class III Directors
Nominees: For
01) Donna L. Dubinsky 02) Deval Patrick
2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. For
3. Approval of, on a non-binding advisory basis, the compensation of the Company’s named executive officers. For NOTE: Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D70126-P67937